[THE MANAGERS FUNDS LOGO]

                   PROSPECTUS

                   VALUE FUND
            CAPITAL APPRECIATION FUND
               SMALL COMPANY FUND
               SPECIAL EQUITY FUND
            INTERNATIONAL EQUITY FUND
           EMERGING MARKETS EQUITY FUND
              INTERMEDIATE BOND FUND
                    BOND FUND
                GLOBAL BOND FUND

               Dated May 1, 2002
      (as Supplemented September 25, 2002)

              WE PICK THE TALENT.
             YOU REAP THE RESULTS.

              MONEY MARKET FUND
             Dated April 1, 2002

                   TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
1  RISK/RETURN SUMMARY
   Key Information                                                 1
   Performance Summary                                             5
   Fees and Expenses                                              10

2  SUMMARY OF THE FUNDS
   The Managers Funds                                             13
   Value Fund                                                     14
   Capital Appreciation Fund                                      16
   Small Company Fund                                             18
   Special Equity Fund                                            20
   International Equity Fund                                      22
   Emerging Markets Equity Fund                                   24
   Intermediate Bond Fund                                         26
   Bond Fund                                                      28
   Global Bond Fund                                               30
   Money Market Fund                                              32

3  MANAGERSCHOICE
   ManagersChoice Program                                         33

4  ADDITIONAL PRACTICES/RISKS
   Other Securities and Investment Practices                      34
   A Few Words About Risk                                         36

5  ABOUT YOUR INVESTMENT
   Financial Highlights                                           37
   Your Account                                                   44
   How To Purchase Shares                                         46
   How To Sell Shares                                             47
   Investor Services                                              48
   Other Operating Policies                                       49
   Account Statements                                             49
   Dividends and Distributions                                    49
   Tax Information                                                50
   Description of Indexes                                         51


Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in MANAGERS VALUE FUND, MANAGERS
CAPITAL APPRECIATION FUND, MANAGERS SMALL COMPANY FUND,
MANAGERS SPECIAL EQUITY FUND, MANAGERS INTERNATIONAL
EQUITY FUND, MANAGERS EMERGING MARKETS EQUITY FUND,
MANAGERS INTERMEDIATE BOND FUND,MANAGERS BOND FUND,
MANAGERS GLOBAL BOND FUND AND MANAGERS MONEY MARKET FUND
(each a "Fund" and collectively the "Funds"), each a series of THE MANAGERS FUNDS no-load mutual fund family.
Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL
RISK FACTORS OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


                                                       PRINCIPAL
FUND            GOAL            PRINCIPAL STRATEGIES   RISK FACTORS
----            ----            --------------------   ------------
Value Fund      Long-term       Invests principally    Economic Risk
(formerly,      capital         in common and          Intelligence Risk
Income          appreciation    preferred stocks of    Market Risk
Equity          from equity     medium and large U.S.  Mid-Capitalization
Fund)           securities;     companies                Stock Risk
                income is the                          Price Risk
                secondary       Seeks undervalued      Sector Risk
                objective       Investments
-------------------------------------------------------------------------
Capital         Long-term       Invests principally   Economic Risk
Appreciation    capital         in common and         Intelligence Risk
Fund            appreciation    preferred             Market Risk
                from equity     stocks of medium      Mid-Capitalization
                securities;     and large U.S.          Stock Risk
                income is       companies             Price Risk
                the secondary                         Sector Risk
                objective       Seeks investments
                                in companies with the
                                potential for long-
                                term growth of
                                earnings and/or
                                cash flow as well as
                                companies expected to
                                exhibit rapid growth
                                over shorter periods
------------------------------------------------------------------------
Small           Long-term       Invests principally  Intelligence Risk
Company         capital         in common and        Liquidity Risk
Fund            appreciation    preferred stocks of  Market Risk
                from equity     small companies      Price Risk
                securities of                        Small-Capitalization
                small companies Invests at least 80%    Stock Risk
                                of its assets in
                                small companies

                                Seeks investments with
                                the potential for
                                capital appreciation
                                as a result of earnings
                                growth or improvements
                                in equity valuation
------------------------------------------------------------------------
Special        Long-term        Invests principally  Intelligence Risk
Equity         capital          in common and        Liquidity Risk
Fund           appreciation     preferred stocks of  Market Risk
               from equity      small and medium     Mid-Capitalization
               securities of    companies               Stock Risk
               small- and                            Price Risk
               medium-capi-     Invests at least 80% Small-Capitalization
               talization       of its assets in        Stock Risk
               companies        equity securities,
                                i.e., common and
                                preferred stocks

                                Seeks investments
                                With the potential for
                                Capital appreciation
                                as a result of earnings
                                growth or improvements
                                in equity valuation
-------------------------------------------------------------------------
International   Long-term       Invests principally in  Currency Risk
Equity          capital         common and preferred    Economic Risk
Fund            appreciation    stocks of non-U.S.      Intelligence Risk
                from foreign    companies               Liquidity Risk
                equity                                  Market Risk
                securities;     Invests at least 80%    Mid-Capitalization
                income is       of its assets in equity   Stock Risk
                the secondary   securities, i.e.,       Political Risk
                objective       common and preferred    Small-Capitalization
                                stocks                    Stock Risk

                                Seeks to achieve
                                returns from capital
                                appreciation due to
                                improvements in equity
                                valuation and earnings
                                growth
                                         1

--------------------------------------------------------------------------
Emerging        Long-term       Invests 80% of its        Currency Risk
Markets         capital         assets in common          Economic Risk
Equity          appreciation    and preferred stocks      Emerging Markets Risk
Fund            from emerging   of companies in           Intelligence Risk
                market equity   emerging market and       Liquidity Risk
                securities      developing countries      Market Risk
                                                          Mid-Capitalization
                                Seeks to achieve returns    Stock Risk
                                from capital appreciation Political Risk
                                due to improvements in    Small-Capitalization
                                equity valuation and        Stock Risk
                                earnings growth
----------------------------------------------------------------------------
Intermediate   High current     Invests principally in    Credit Risk
Bond Fund      income by        investment grade          Economic Risk
(formerly,     investing in a   debt securities           Intelligence Risk
Short and      portfolio of                               Interest Rate Risk
Intermediate   fixed-income     Invests at least 80%      Liquidity Risk
Bond Fund)     securities       of its assets in debt
                                securities

                                Maintains an average
                                weighted maturity of
                                between 3 to 10 years

                                Seeks to achieve
                                incremental return
                                through analysis of
                                relative credit and
                                valuation of debt
                                securities
------------------------------------------------------------------------------
Bond Fund      High current     Invests principally in    Credit Risk
               income by        investment grade debt     Economic Risk
               investing        securities of any         Intelligence Risk
               primarily in     maturity                  Interest Rate Risk
               fixed-income                               Liquidity Risk
               securities       Invests at least 80%
                                of its assets in debt
                                securities

                                Seeks to achieve
                                incremental return
                                through analysis of
                                relative credit and
                                valuation of debt
                                securities
--------------------------------------------------------------------------------
Global         High total       Invests principally in    Credit Risk
Bond           return, both     high quality debt         Currency Risk
Fund           through income   securities of government, Economic Risk
               and capital      corporate and supra-      Emerging Markets Risk
               appreciation,    national organizations    Intelligence Risk
               by investing     of any maturity           Interest Rate Risk
               principally in                             Liquidity Risk
               domestic and     Invests at least 80% of   Non-Diversified
               foreign fixed-   its assets in debt          Fund Risk
               income           securities                Political Risk
               securities
                                Seeks to achieve
                                incremental return
                                through credit analysis
                                and anticipation of
                                changes in interest
                                rates within and among
                                various countries
--------------------------------------------------------------------------------
Money Market   Maximize current Invests in a broad        Credit Risk
Fund           income and       spectrum of money market  Inflation Risk
               maintain a high  securities, such as U.S.  Interest Rate Risk
               level of         Government securities,
               liquidity        commercial paper,
                                securities of domestic
                                and foreign banks,
                                asset-backed securities
                                and corporate debt

                                Invests all of its assets
                                in a separate registered
                                investment company
--------------------------------------------------------------------------------


PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. As with investments in any of the Funds, an investment in the Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The following is a discussion of the principal risk factors of the Funds.


CREDIT RISK             The likelihood that a debtor will Be unable to pay
                        interest or principal payments as planned is typically
                        referred to as default risk. Default risk for most debt
                        securities is constantly monitored by several nationally
                        recognized statistical rating agencies such as Moody's
                        Investors Services, Inc. and Standard & Poor's
                        Corporation. Even if the likelihood of default is
                        remote, changes in the perception of an institution's
                        financial health will affect the valuation of its
                        debt securities. This extension of default risk is
                        typically known as credit risk. Bonds rated below
                        investment grade (BB/Bb or lower) are viewed as
                        speculative because their issuers are more vulnerable to
                        financial setbacks and economic pressures than issuers
                        with higher ratings. Bonds rated BBB/Baa, although
                        investment grade, may have speculative characteristics
                        as well.

CURRENCY RISK           The value of foreign securities in an investor's home
                        currency depends both upon the price of the securities
                        and the exchange rate of the currency. Thus, the value
                        of an investment in a foreign security will drop if the
                        price for the foreign currency drops in relation to the
                        U.S. dollar. Adverse currency fluctuations are an added
                        risk to foreign nvestments. Currency risk can be reduced
                        through diversification among currencies or through
                        hedging with the use of foreign currency contracts.

ECONOMIC RISK           The prevailing economic environment is important to the
                        health of all businesses. However, some companies are
                        more sensitive to changes in the domestic or global
                        economy than others. These types of companies are often
                        referred to as cyclical businesses. Countries in which a
                        large portion of businesses are in cyclical industries
                        are thus also very economically sensitive and carry a
                        higher amount of economic risk.

EMERGING MARKETS RISK   Investments in emerging markets securities involve all
                        of the risks of investments in foreign securities, and
                        also have additional risks. The markets of developing
                        countries have been more volatile than the markets of
                        developed countries with more mature economies. Many
                        emerging markets companies in the early stages of
                        development are dependent on a small number of products
                        and lack substantial capital reserves. In addition,
                        emerging markets often have less developed legal and
                        financial systems. These markets often have provided
                        significantly higher or lower rates of return than
                        developed markets and usually carry higher risks to
                        investors than securities of companies in developed
                        countries.


INFLATION RISK          Inflation risk is the risk that the price of an asset,
                        or the income generated by an asset, will not keep up
                        with the cost of living. Almost all financial assets
                        have some inflation risk.

INTELLIGENCE RISK       Intelligence risk is a term created by The Managers
                        Funds LLC to describe the risks taken by mutual fund
                        investors in hiring professional asset managers to
                        manage assets. The asset managers evaluate investments
                        relative to all of these risks and allocate accordingly.
                        To the extent that they are intelligent and make
                        accurate projections about the future of individual
                        businesses and markets, they will make money for
                        investors.  While most managers diversify many of these
                        risks, their portfolios are constructed based upon
                        central underlying assumptions and investment
                        philosophies, which proliferate through their
                        management organizations and are reflected in their
                        portfolios. Intelligence risk can be defined as the risk
                        that the asset managers may make poor decisions or
                        use investment philosophies that turn out to be wrong.

INTEREST RATE RISK      Changes in interest rates can impact bond prices in
                        several ways. As interest rates rise, the fixed coupon
                        payments (cash flows) of debt securities become less
                        competitive with the market and thus the price of the
                        securities will fall. Conversely, prices will rise as
                        available interest rates fall. The longer into the
                        future that these cash flows are expected, the greater
                        the effect on the price of the security. Interest rate
                        risk is thus measured by analyzing the length of time or
                        DURATION over which the return on the investment is
                        expected. The longer the maturity duration, the higher
                        the interest rate risk.

                        Duration is the weighted average time (typically quoted
                        in years) to the receipt of cash flows (principal +
                        interest) for a bond or portfolio. It is used to evaluate
                        such bond or portfolio's interest rate sensitivity.
                               3

LIQUIDITY RISK          This is the risk that the Fund cannot sell a security at
                        a reasonable price within a reasonable time frame when
                        necessary due to a lack of buyers for the security. This
                        risk applies to all assets. For example, an asset such
                        as a house has reasonably high liquidity risk because it
                        is unique and has a limited number of potential buyers.
                        Thus, it often takes a significant effort to market, and
                        it takes at least a few days and often months to sell.
                        On the other hand, a U.S. Treasury note is one of
                        thousands of identical notes with virtually unlimited
                        potential buyers and can thus be sold very quickly and
                        easily. The liquidity of financial securities in orderly
                        markets can be measured by observing the amount of daily
                        or weekly trading in the security, the prices at which
                        the security trades and the difference between the price
                        buyers offer to pay and the price sellers want to get.
                        However, estimating the liquidity of securities during
                        market upheavals is very difficult.

MARKET RISK             Market risk is also called systematic risk. It typically
                        refers to the basic variability that stocks exhibit as
                        a result of stock market fluctuations. Despite the
                        unique influences on individual companies, stock prices
                        in general rise and fall as a result of investors'
                        perceptions of the market as a whole. The consequences
                        of market risk are that if the stock market drops in
                        value, the value of a Fund's portfolio of investments is
                        also likely to decrease in value. The decrease in the
                        value of a Fund's investments, in percentage terms, may
                        be more or less than the decrease in the value of the
                        market. Since foreign securities trade on different
                        markets, which have different supply and demand
                        characteristics, their prices are not as closely linked
                        to the U.S. markets. Foreign securities markets have
                        their own market risks, and they may be more or less
                        volatile than U.S. markets and may move in different
                        directions.

MID-CAPITALIZATION      Mid-capitalization companies often have greater price
STOCK RISK              volatility, lower trading volume and less liquidity
                        than larger, more established companies. These companies
                        tend to have smaller revenues, narrower product lines,
                        less management depth and experience, smaller shares of
                        their product or service markets, fewer financial
                        resources and less competitive strength than larger
                        companies. For these and other reasons, a Fund with
                        investments in mid-capitalization companies carries more
                        risk than a Fund with investments in large-apitalization
                        companies.

NON-DIVERSIFIED         A Fund which is "non-diversified" can invest more of its
FUND RISK               assets in a single issuer than that of a diversified
                        fund. To the extent that a Fund invests significant
                        portions of the portfolio in securities of a single
                        issuer, such as a corporate or government entity, the
                        Fund is subject to specific risk. Specific risk is the
                        risk that a particular security will drop in price due
                        to adverse effects on a specific issuer.  Specific risk
                        can be reduced through diversification. It can be
                        measured by calculating how much of a portfolio is
                        concentrated into the few largest holdings and by
                        estimating the individual risks that these issuers face.


POLITICAL RISK          Changes in the political status of any country can have
                        profound effects on the value of securities within that
                        country. Related risk factors are the regulatory
                        environment within any country or industry and the
                        sovereign health of the country. These risks can only be
                        reduced by carefully monitoring the economic, political
                        and regulatory atmosphere within countries and
                        diversifying across countries.

PRICE RISK              As investors perceive and forecast good business
                        prospects, they are willing to pay higher prices for
                        securities. Higher prices therefore reflect higher
                        expectations. If expectations are not met, or if
                        expectations are lowered, the prices of the securities
                        will drop. This happens with individual securities
                        or the financial markets overall. For stocks, price risk
                        is often measured by comparing the price of any security
                        or portfolio to the book value, earnings or cash flow of
                        the underlying company or companies.  A higher ratio
                        denotes higher expectations and higher risk that the
                        expectations will not be sustained.

SECTOR RISK             Companies that are in similar businesses may be
                        similarly affected by particular economic or market
                        events, which may, in certain circumstances, cause the
                        value of securities in all companies in that sector to
                        decrease. Although a Fund may not concentrate in any one
                        industry, each Fund may invest without limitation in any
                        one sector. To the extent a Fund has substantial
                        holdings within a particular sector, the risks
                        associated with that sector increase.

SMALL-CAPITALIZATION    Small-capitalization companies often have greater price
STOCK RISK              volatility, lower trading volume and less liquidity than
                        larger, more established companies. These companies tend
                        to have smaller revenues, narrower product lines, less
                        management depth and experience, smaller shares of their
                        product or service markets, fewer financial resources
                        and less competitive strength than larger companies. For
                        these and other reasons, a Fund with investments in
                        small-capitalization companies carries more risk than a
                        Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception).
Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

        ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                    MANAGERS VALUE FUND



                 Year                Annual Return
                 ----                -------------

                 1992                     9.9%
                 1993                    12.5%
                 1994                     1.0%
                 1995                    34.4%
                 1996                    17.1%
                 1997                    27.2%
                 1998                    11.7%
                 1999                     4.2%
                 2000                     9.8%
                 2001                     2.9%


             BEST QUARTER:    14.4% (4TH QUARTER 1998)
             WORST QUARTER:  -13.5% (3RD QUARTER 2001)

           ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                MANAGERS CAPITAL APPRECIATION FUND



                 Year                Annual Return
                 ----                -------------

                 1992                   10.6%
                 1993                   16.7%
                 1994                   -1.5%
                 1995                   33.4%
                 1996                   13.7%
                 1997                   12.7%
                 1998                   57.3%
                 1999                  103.0%
                 2000                  -22.2%
                 2001                  -31.6%

           BEST QUARTER:   58.4% (4TH QUARTER 1999)
          WORST QUARTER:  -25.8% (1ST QUARTER 2001)

       ANNUAL TOTAL RETURNS - SINCE INCEPTION June 19, 2000*
              MANAGERS SMALL COMPANY FUND



                 Year                Annual Return
                 ----                -------------

                 2001                   -12.2%



            BEST QUARTER:    17.9% (4TH QUARTER 2001)
            WORST QUARTER:  -20.9% (3RD QUARTER 2001)


          ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                MANAGERS SPECIAL EQUITY FUND



                 Year                Annual Return
                 ----                -------------

                 1992                   16.1%
                 1993                   17.4%
                 1994                   -2.0%
                 1995                   33.9%
                 1996                   24.8%
                 1997                   24.4%
                 1998                    0.2%
                 1999                   54.1%
                 2000                   -2.6%
                 2001                   -8.1%



           BEST QUARTER:     35.9% (4TH QUARTER 1999)
           WORST QUARTER:   -23.7% (3RD QUARTER 2001)





         ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
             MANAGERS INTERNATIONAL EQUITY FUND



                 Year                Annual Return
                 ----                -------------
                 1992                   4.3%
                 1993                  38.2%
                 1994                   2.0%
                 1995                  16.2%
                 1996                  12.8%
                 1997                  10.8%
                 1998                  14.5%
                 1999                  25.3%
                 2000                 - 8.5%
                 2001                 -23.4%

              BEST QUARTER:	13.9% (4TH QUARTER 1998)
              WORST QUARTER:   -14.4% (3RD QUARTER 1998)

      ANNUAL TOTAL RETURNS-SINCE INCEPTION FEBRUARY 9, 1998*
              MANAGERS EMERGING MARKETS EQUITY FUND




                 Year                Annual Return
                 ----                -------------
                 1998                   -22.6%
                 1999                    90.1%
                 2000                   -26.7%
                 2001                   - 0.6%


                BEST QUARTER:    43.7% (4TH QUARTER 1999)
                WORST QUARTER:  -25.1% (3RD QUARTER 2001)



           ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                  MANAGERS INTERMEDIATE BOND FUND


                 Year                Annual Return
                 ----                -------------
                 1992                   11.6%
                 1993                    8.4%
                 1994                   -8.4%
                 1995                   15.6%
                 1996                    4.2%
                 1997                    5.9%
                 1998                    5.3%
                 1999                    2.2%
                 2000                    7.4%
                 2001                    6.5%


            BEST QUARTER:    4.9%  (2ND QUARTER 1995)
            WORST QUARTER:  -4.8%  (2ND QUARTER 1994)


         ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
                    MANAGERS BOND FUND



                 Year                Annual Return
                 ----                -------------
                 1992                    7.9%
                 1993                   11.6%
                 1994                   -7.3%
                 1995                   30.9%
                 1996                    5.0%
                 1997                   10.4%
                 1998                    3.3%
                 1999                    3.7%
                 2000                    9.4%
                 2001                    9.6%


            BEST QUARTER:   9.7% (1ST QUARTER 1995)
            WORST QUARTER: -3.6% (1ST QUARTER 1996)

    ANNUAL TOTAL RETURNS-SINCE INCEPTION MARCH 25, 1994*
                 MANAGERS GLOBAL BOND FUND


                 Year                Annual Return
                 ----                -------------
                 1994                   -1.5%
                 1995                   19.1%
                 1996                    4.4%
                 1997                    0.2%
                 1998                   19.3%
                 1999                  -10.0%
                 2000                   -1.6%
                 2001                   -4.1%



            BEST QUARTER:   12.5%  (1ST QUARTER 1995)
            WORST QUARTER:  -5.6%  (1ST QUARTER 1999)


        ANNUAL TOTAL RETURNS - Last Ten Calendar Years
                 MANAGERS MONEY MARKET FUND


                 Year                Annual Return
                 ----                -------------
                 1992                   3.1%
                 1993                   2.5%
                 1994                   3.2%
                 1995                   5.4%
                 1996                   5.5%
                 1997                   5.4%
                 1998                   5.2%
                 1999                   4.9%
                 2000                   6.1%
                 2001                   3.9%



            BEST QUARTER:   1.7%  (1ST QUARTER 1995)
            WORST QUARTER:  0.5%  (4th QUARTER 2001)

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

For more information on the current yields of the Money
Market Fund, please call (800) 835-3879.

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of these indexes is included in Appendix
A. As always, the past performance of a Fund is not an indication of how the Fund will perform in the future.

                  AVERAGE ANNUAL TOTAL RETURNS (1)
                        (AS OF 12/31/01)



                                                       SINCE    INCEPTION
                        1 YEAR   5 YEARS    10 YEARS  INCEPTION    DATE
                        ------   -------    --------   --------- --------
VALUE FUND                                                       10/31/84
Return Before Taxes      2.92%   10.84%      12.63%      13.47%
Return After Taxes on
  Distributions          2.01%    6.75%       8.06%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares    2.38%    7.13%       8.15%       N/A
S&P 500 INDEX
  (before taxes)       -11.89%   10.70%      12.94%      14.95%
------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                                         6/1/84
Return Before Taxes    -31.55%   13.91%      13.97%      14.95%
Return After Taxes
  On Distributions     -31.55%    9.94%       9.71%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares  -19.21%   10.04%       9.65%       N/A
S&P 500 INDEX
  (before taxes)       -11.89%   10.70%      12.94%      15.23%
-------------------------------------------------------------------------
SMALL COMPANY FUND                                               6/19/00
Return Before Taxes    -12.16%     N/A        N/A       -12.42%
Return After Taxes on
  Distributions        -12.16%     N/A        N/A       -12.44%
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -7.41%     N/A        N/A        -9.88%
RUSSELL 2000 INDEX
  (before taxes)         2.49%    7.52%      11.51%      -3.02%
-------------------------------------------------------------------------
SPECIAL EQUITY FUND                                              6/1/84
Return Before Taxes     -8.07%   11.47%      14.41%      15.01%
Return After Taxes on
  Distributions         -8.07%   10.08%      11.98%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -4.92%    9.03%      11.01%       N/A
RUSSELL 2000 INDEX
  (before taxes)         2.49%    7.52%      11.51%      11.40%
-------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                       12/31/85
Return Before Taxes    -23.35%    2.22%       7.96%      10.38%
Return After Taxes on
  Distributions        -23.55%    0.79%       6.69%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares  -14.22%    1.52%       6.27%       N/A
MSCI EAFE INDEX
  (before taxes)       -21.44%    0.89%       4.46%       9.01%
-------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND                                     2/9/98
Return Before Taxes     -0.57%    N/A          N/A        1.81%
Return After Taxes on
  Distributions         -0.60%    N/A          N/A        0.93%
Return After Taxes on
  Distributions and
  Sale of Fund Shares    0.32%    N/A          N/A        1.14%
MSCI EMERGING MARKETS
  FREE INDEX(d)
  (before taxes )       -2.37%  -5.74%        3.05%      -3.96%
-----------------------------------------------------------------------
INTERMEDIATE BOND FUND                                           6/1/84
Return Before Taxes      6.50%   5.44%        5.69%       7.65%
Return After Taxes on
  Distributions          4.35%   3.24%        3.29%        N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares    3.94%   3.25%        3.37%        N/A
LEHMAN BROTHERS INTER-
MEDIATE GOVT/CREDIT
INDEX (before taxes)     8.96%   7.10%        6.81%       9.11%


                                     9

-------------------------------------------------------------------------
BOND FUND                                                        6/1/84
Return Before Taxes      9.64%   7.24%        8.09%      10.14%
Return After Taxes on
  Distributions          6.87%   4.30%        4.97%       N/A
Return After Taxes on
  Distributions and
  Sale of Fund Shares    5.83%   4.38%        4.97%       N/A
LEHMAN BROS. GOVT/CREDIT
  INDEX (before taxes)   8.49%   7.37%        7.27%       9.91%
-------------------------------------------------------------------------
GLOBAL BOND FUND                                                3/25/94
Return Before Taxes     -4.10%   0.29%         N/A        2.83%
Return After Taxes on
  Distributions         -4.62%  -1.14%         N/A        1.19%
Return After Taxes on
  Distributions and
  Sale of Fund Shares   -2.50%  -0.40%         N/A        1.51%
SALOMON WORLD GOVT BOND
  INDEX (before taxes)  -0.99%   2.16%         5.32%      4.58%
-------------------------------------------------------------------------
MONEY MARKET FUND       3.86%    5.09          4.51%      N/A    3/25/94
3-MONTH TREASURY BILL   4.42%    5.20%         4.86%      N/A



(a) Net dividends are reinvested.
(b) Gross dividends are reinvested.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                    FEES AND EXPENSES

WHAT IS THE MANAGEMENT FEE? The MANAGEMENT FEE is the fee paid to The Managers Funds LLC, a portion of which is paid to the asset manager(s) who manage each Fund's portfolio. For the Money Market Fund, it is the fee paid to JPMorgan Fleming Asset Management Inc., which manages the
Portfolio, JPMorgan Prime Money Market Fund in which the Fund invests substantially all of its investable assets.

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.
SHAREHOLDER FEES (fees paid directly from your investment)



Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)                         None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions                               None
Redemption Fee                                                    None
Exchange Fee                                                      None
Maximum Account Fee                                               None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)



                            MANAGEMENT     DISTRIBUTION       OTHER
                               FEES        (12b-1) FEES      EXPENSES
                            -----------    ------------      --------
Value Fund (1)                 0.75%          0.00%            0.60%
Capital Appreciation
  Fund (1)                     0.80%          0.00%            0.60%
Small Company Fund (2)         0.90%          0.00%            0.81%
Special Equity Fund (1)        0.90%          0.00%            0.40%
International Equity Fund (1)  0.90%          0.00%            0.56%
Emerging Markets
  Equity Fund (3)              1.15%          0.00%            1.21%
Intermediate Bond Fund  (1)    0.50%          0.00%            0.76%
Bond Fund (4)                  0.625%         0.00%            0.56%
Global Bond Fund (1)           0.70%          0.00%            0.76%
Money Market Fund (5)(6)       0.10%          0.00%            0.55%



                             TOTAL ANNAL     FEE WAIVER
                            FUND OPERATING  AND/OR EXPENSE     NET
                               EXPENSES     REIMBURSEMENT   EXPENSES
                            --------------  --------------  --------
Value Fund (1)                 1.35%              -            -
Capital Appreciation
  Fund  (1)                    1.40%              -            -
Small Company Fund (2)         1.71%           (0.26%)       1.45%
Special Equity Fund (1)        1.30%              -            -
International Equity
  Fund  (1)                    1.46%              -            -
Emerging Markets Equity
  Fund (3)                     2.36%           (0.37%)       1.99%
Intermediate Bond
  Fund  (1)                    1.26%              -            -
Bond Fund (4)                  1.19%           (0.20%)       0.99%
Global Bond Fund  (1)          1.46%              -            -
Money Market Fund (5)(6)       0.65%           (0.12%)       0.53%


(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds' expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following
Funds incurred actual "Total Annual Fund Operating
Expenses" for the fiscal year ended December 31, 2001 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund
Operating Expenses" for the fiscal year ended December 31, 2001 for the Funds were as follows: Value Fund - 1.25%,
Capital Appreciation Fund - 1.34%, Special Equity Fund -
1.29%, International Equity Fund - 1.45%, Intermediate Bond
Fund - 1.26% and Global Bond Fund - 1.45%.

(2) The Managers Funds LLC has contractually agreed, through at least May 1, 2003, to limit "Total Annual Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.45% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."

 (3) The Managers Funds LLC has contractually agreed, through at least May 1, 2003, to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and
extraordinary items)   to 1.99% subject to later
reimbursement by the Fund in certain circumstances.  See
"The Managers Funds."

 (4) The Managers Funds LLC has contractually agreed, through at least May 1, 2003, to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and
extraordinary items)   to 0.99% subject to later
reimbursement by the Fund in certain circumstances.  See
"The Managers Funds."

 (5) The expenses shown above reflect the fact that the shareholders of the Fund will indirectly bear their pro rata share of the annual operating expenses of the Portfolio, in which the FUnd invests substantially all of its assets.

 (6) The FUnd's Total Annual Fund Operating Expenses reflect the fact that the class shares of the Portfolio in which the Fund invests is subject to a contractual limitation on expenses through September 7, 2004. Under that limitation, the total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses relating to the Portfolio's Deferred
Compensation Plan) for that class of the Portfolio are limited to 0.20% of the Portfolio's average daily net assets.

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.
The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



                                1 YEAR   3 YEARS   5 YEARS     10 YEARS
                                ------   -------   -------     --------
Value Fund (a)                   $137      $428     $739        $1,624
Capital Appreciation Fund(b)     $143      $443     $766        $1,680
Small Company Fund               $148      $501     $892        $1,987
Special Equity Fund (c)          $132      $412     $713        $1,568
International Equity Fund (d)    $149      $462     $797        $1,746
Emerging Markets Equity Fund     $239      $736   $1,260        $2,696
Intermediate Bond Fund           $128      $400     $692        $1,523
Bond Fund                        $101      $347     $578        $1,242
Global Bond Fund (e)             $149      $462     $797        $1,746
Money Market Fund                $ 54      $186     $340        $  786


(a) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for the Value Fund would be $127, $397, $686 and $1,511, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(b) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for the Capital Appreciation Fund would be $136, $425, $734 and $1,613, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(c) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for the Special Equity Fund would be $131, $409, $708 and $1,556, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(d) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for the International Equity Fund would be $148, $459, $792 and $1,735, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(e) Taking into account all expense offsets shown in footnote 1 to the table of Annual Operating Expenses, your costs for Global Bond Fund would be $150, $465, $803,
$1,757, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio.
It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor.
MDI receives no compensation from the Funds for its services as distributor.

VALUE FUND

FUND FACTS

Objective:          Long-term capital appreciation; income is the
                    secondary objective

Investment Focus:   Equity securities of medium and large U. S.
                    companies

Benchmark:          S&P 500 Index

Ticker:             MGIEX


OBJECTIVE
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT OBJECTIVES
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2001, the S&P 500 Index included companies with capitalizations from $430 million to $398 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund MAY be suitable if you:

  * Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of five years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND
Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Osprey Partners Investment Management, LLC ("Osprey Partners") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2001, Armstrong Shaw had assets under management of approximately $3.6 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001.
Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2001, Osprey Partners had assets under management of approximately $3.27 billion. John W. Liang is the lead portfolio manager for the portion of the Fund managed by Osprey Partners. He is a Managing Partner and the Chief Investment Officer and has been employed by the firm since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

CAPITAL APPRECIATION FUND

FUND FACTS

Objective:          Long-term capital appreciation; income is the
                    secondary objective

Investment Focus:   Equity securities of medium and large U.S. companies

Benchmark:          S&P 500 Index

Ticker:             MGCAX

OBJECTIVE
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2001, the S&P 500 Index included companies with capitalizations from $430 million to $398 billion.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term. The other asset manager is typically, though not exclusively, attempting to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. One asset manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other asset manager expects to generate returns from capital appreciation due to both earnings and an improvement in the market's valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for some additional returns through medium-to large-capitalization equities in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND
Essex Investment Management Company, LLC ("Essex") and Holt-Smith & Yates Advisors, Inc. ("Holt-Smith & Yates") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2001, Essex had assets under management of approximately $10.6 billion. Joseph C. McNay and Daniel Beckham are the portfolio managers for the portion of the Fund managed by Essex. Mr. McNay is the Chairman and CIO of Essex, positions he has held since the firm's formation. Mr. Beckham is a Principal and Vice President of, and a portfolio manager for, Essex, positions he has held since 1995.

Holt-Smith & Yates has managed a portion of the Fund since June 2001. Holt-Smith & Yates, located at 2810 Crossroads Drive, Suite 4900, Madison, Wisconsin, was founded in 1987. As of December 31, 2001, Holt-Smith & Yates had assets under management of approximately $770 million.

Kristin Yates is the portfolio manager for the portion of the Fund managed by Holt-Smith & Yates. She is a founder and Managing Director of the firm and serves as the Director of Equity Investments and is a member of the firm's fixed income team.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Holt-Smith & Yates.

SMALL COMPANY FUND

FUND FACTS

Objective:          Long-term capital appreciation

Investment Focus:   Equity securities of small companies

Benchmark:          Russell 2000 Index

Ticker:             MSCFX

OBJECTIVE
The Fund's objective is to achieve long-term capital appreciation by investing in the equity securities of small companies.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index; this policy may not be changed without providing shareholders 60 days notice. The
Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits.
As of December 31, 2001, the Russell 2000 Index included companies with capitalizations from $4 million to $2.4 billion.

The Fund's assets currently are managed by a single asset manager.
The asset manager focuses exclusively on stocks of small companies whose businesses are expanding. The asset manager seeks to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The asset manager examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset manager, thus, expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is tyically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund MAY be suitable if you:

  * Are seeking an opportunity for additional returns through small company equities in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
Kalmar Investment Advisers ("Kalmar") manages the entire Fund and has managed at least a portion of the Fund since the Fund's inception.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett
Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2001, the two Kalmar organizations had assets under management totaling approximately $966 million in small company stocks. Ford B. Draper, Jr. leads the eight-person research/ portfolio management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment
Officer of Kalmar, a position he has held since 1982. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Kalmar.

The Managers Funds LLC ("the Investment Manager") has contractually agreed, through at least May 1, 2003, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% of the Fund's average daily net assets. The Fund is obligated to repay the Investment
Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.45% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

SPECIAL EQUITY FUND

FUND FACTS

Objective:        Long-term capital appreciation

Investment Focus: Equity securities of small- and medium-sized
                  U.S. companies

Benchmark:        Russell 2000 Index

Ticker:           MGSEX

OBJECTIVE
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small-and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31,
2001 the Russell 2000 Index included companies with capitalizations from $4 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

  * Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey. As of June 30, 2002, Donald Smith had approximately $660 million in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2001, Kern had assets under management of approximately $1.9 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since October 1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 2001, Pilgrim Baxter had assets under management of approximately $13.0 billion. Gary L. Pilgrim and a team of portfolio managers are the portfolio managers for the portion of the Fund managed by Pilgrim Baxter. Mr. Pilgrim is Director, President and CIO of Pilgrim Baxter and has been with the firm since its formation.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of
December 31, 2001, Skyline had assets under management of approximately $1.2 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is the Managing Partner of Skyline and has been with the firm since its formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2001, Westport had assets under management of approximately $2.6 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Pilgrim Baxter, Skyline and Westport.

INTERNATIONAL EQUITY FUND

FUND FACTS

Objective:           Long-term capital appreciation; income is the
                     secondary objective

Investment Focus:    Equity securities of non-U.S. companies

Benchmark:           MSCI EAFE Index

Ticker:              MGITX

OBJECTIVE
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own m ethodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund MAY be suitable if you:

  * Are seeking an opportunity for additional returns through international equities in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
Deutsche Investment Management Americas, Inc. ("DIMA"), Bernstein
Investment Research and Management ("Bernstein") and Mastholm Asset Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

DIMA, formerly Zurich Scudder Investments, Inc., has managed a portion of the Fund since December 1989. DIMA, located at 345 Park Avenue, New York, New York, was founded in 1919. As of December 31, 2001, DIMA and its affiliates had assets under management in excess of $327.9 billion globally. William E. Holzer is the portfolio manager for the portion of the Fund managed by DIMA. He is a Managing Director of DIMA, a position he has held with the firm since 1980.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York,
New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2001, Alliance Capital Management L.P. had approximately $455 billion in assets under management. Andrew
S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global Value Equities. Mr. Adelson has been with Bernstein since 1980.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8 th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2001, Mastholm had assets under management of approximately $3.0 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of Mastholm, a position he has held since 1997. Prior to joining the firm, he was Vice President and Portfolio Manager of Investors Research Corporation since 1989. Mr. Jordan is a Director and Portfolio Manager of Mastholm, a position he has held since 1997. Prior to joining the firm, he was an International Investment Analyst at Investors Research Corporation since 1992. Mr. Allen is a Director and Portfolio Manager of Mastholm, a position he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to DIMA, Bernstein and Mastholm.

EMERGING MARKETS EQUITY FUND

FUND FACTS

Objective:            Long-term capital appreciation

Investment Focus:     Equity securities of emerging market or
                      developing countries

Benchmark:            MSCI Emerging Markets Free Index

Ticker:               MEMEX

OBJECTIVE
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East; this policy may not be changed without providing shareholders 60 days notice. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions.
In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential, or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

  * Have an investment time horizon of seven years or more

This Fund MAY NOT be suitable if you:

  * Are seeking a conservative risk investment

  * Are investing with a shorter time horizon in mind

  * Are seeking stability of principal or current income

PORTFOLIO MANAGEMENT OF THE FUND
Rexiter Capital Management Limited ("Rexiter") manages the Fund.
Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund's inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997. As of December 31, 2001, Rexiter had assets under management of approximately $729 million. Kenneth King and Murray Davey are the portfolio managers for the Fund. Mr. King is the CIO of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was a Senior Investment Manager at State Street Global Advisors United Kingdom Limited since 1997. From 1986 to 1997, he was a Director and a Portfolio Manager at Kleinwort Benson Investment Management Limited.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rexiter.

The Managers Funds LLC ("the Investment Manager") has contractually agreed, through at least May 1, 2003, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee.
In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Intermediate Bond Fund

FUND FACTS

Objective:          High current income

Investment Focus:   Fixed-income securities

Benchmark:          Lehman Brothers Intermediate Govt/Credit Index

Ticker:             MGSIX

OBJECTIVE
The Fund's objective is to achieve high current income through a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related securities, and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and maintains a weighted average maturity of between 3-10 years. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its assets in debt securities; this policy may not be changed without providing shareholders 60 days notice.

The Fund's assets currently are managed by a single asset manager.
In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength/creditworthiness of the issuer of the security, current interest rates and the asset manager's expectations regarding general trends in interest rates and the potential risks and return associated with the particular investment.

Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund MAY be suitable if you:

  * Are seeking an opportunity for additional fixed-income returns in your investment portfolio

  * Are willing to accept a conservative risk investment

  * Have an investment time horizon of three years or more

This Fund MAY NOT be suitable if you:

  * Are seeking absolute stability of principal

  * Are seeking an aggressive investment

PORTFOLIO MANAGEMENT OF THE FUND
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since September 2002. Loomis, Sayles is located at One Financial Center, Boston, Massachusetts. As of June 30, 2002, Loomis, Sayles had assets under management of approximately $60.9 billion. Daniel J. Fuss is the portfolio manager for the Fund. He has been a Managing Director of and portfolio manager for Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay annual management fee to The Managers Funds LLC of 0.50% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

BOND FUND

FUND FACTS

Objective:        High current income

Investment Focus: Fixed-income securities

Benchmark:        Lehman Bros. Govt/Credit Index

Ticker:           MGFIX

OBJECTIVE
The Fund's objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its assets in debt securities; this policy may not be changed without providing shareholders 60 days notice.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager's expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).

Should I Invest in this Fund?

This Fund MAY be suitable if you:

  * Are seeking an opportunity for additional fixed-income returns in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of four years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are seeking a conservative risk investment

PORTFOLIO MANAGEMENT OF THE FUND
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed at least a portion of the Fund since May 1984. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2001, Loomis, Sayles had assets under management of approximately $64.6 billion. Daniel J. Fuss is the portfolio manager for the Fund. He has been a Managing Director of and portfolio manager for Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis,Sayles.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2003, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 0.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Global Bond Fund

FUND FACTS

Objective:         Income and capital appreciation

Investment Focus:  High quality foreign and domestic fixed-income securities

Benchmark:         Salomon World Govt. Bond Index

Ticker:            MGGBX

OBJECTIVE
The Fund's objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumen-talities, supranational organizations such as the World Bank and the United Nations. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Under normal circumstances, the Fund invests at least 80% of its assets in debt securities. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets; this policy may not be changed without providing shareholders 60 days notice. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. The Fund is "non-diversified," which means that, unlike a diversified fund, it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The asset manager may utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund's average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

  * Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

  * Are willing to accept a moderate risk investment

  * Have an investment time horizon of three years or more

This Fund may not be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with currency and political risk

PORTFOLIO MANAGEMENT OF THE FUND
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since March 2002. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2001, Loomis, Sayles had assets under management of approximately
$64.6 billion. Kenneth M. Buntrock and David W. Rolley are the portfolio managers for the Fund. Both Mr. Buntrock and Mr. Rolley are Vice Presidents and Portfolio Managers at Loomis, Sayles. Mr. Buntrock joined Loomis, Sayles in 1997. Mr. Rolley joined Loomis, Sayles in 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

MONEY MARKET FUND

FUND FACTS

Objective:                 Maximize current income; maintain a high level of
                           liquidity

Investment Focus:          U.S. dollar-denominated money market securities

Benchmark:                 3-month Treasury Bill

Ticker:                    MGMXX

MONEY MARKET FUND

OBJECTIVE
The Fund's objective is to maximize current income and maintain a high level of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
The Fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities. It typically emphasizes different types of securities at different times in order to take advantage of changing yield differentials. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, reverse repurchase agreements, as well as asset-backed securities, taxable municipal obligations and other money market instruments. Some of these investments may be purchased on a when-issued or delayed delivery basis.

This Fund, like other money market funds, is subject to a range of federal regulations that are designed to promote stability. For example, it must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Although keeping the weighted average maturity this short helps the Fund in its pursuit of a stable $1.00 share price, it is possible to lose money by investing in the Fund.

Additionally, money market funds take steps to protect investors against credit risk. Under its investment guidelines, the Fund maintains stricter credit risk standards than federal law requires.

Currently, the Fund pursues its investment objective by investing all of its investable assets in the Institutional Class Shares of the JPMorgan Prime Money Market Fund (the "Portfolio"), a separate registered investment company with substantially the same investment objective and policies as the Fund.

As a shareholder of the Portfolio, the Fund will bear its proportionate share of the expenses of such class and will receive its proportionate share of the dividends paid by such class. The Fund will also be entitled to vote as a shareholder of the Portfolio at any meeting of the Portfolio's Shareholders. In general, the Fund will vote its shares in the Portfolio in accordance with instructions received from shareholders of the Fund.
The Fund and the Portfolio expect to maintain consistent objectives. If they do not, the Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Board of Trustees of the Fund will then consider whether the Fund should hire its own investment manager, invest all of its investable assets in another fund or take other appropriate action.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. This Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goal.

Should I invest in this Fund?

This Fund MAY be suitable if you:

  * Are seeking an opportunity to preserve capital in your investment portfolio

  * Are uncomfortable with risk

  * Are investing with a shorter time horizon in mind

This Fund MAY NOT be suitable if you:

  * Are seeking a moderate or high risk investment

  * Are investing with a longer time horizon in mind

PORTFOLIO MANAGEMENT OF THE FUND
J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") is the investment manager of the Portfolio. Prior to February 28, 2001, Chase Manhattan Bank served as the adviser to the Portfolio and JPMFAM served as the subadviser. JPMFAM is located at 522 Fifth Avenue, New York, New York and is wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company.

The Fund pays an annual management fee to JPMFAM indirectly through its investment in the Portfolio. The Portfolio pays JPMFAM a management fee of 0.10% on the Portfolio's average daily net assets. In addition, the Portfolio pays Chase Manhattan Bank, the administrator of the Portfolio and an affiliate of JPMFAM, a fee for administrative and shareholder services performed for the Portfolio and other money market funds within the J.P. Morgan Funds Complex in the amount of 0.10% of the first $100 billion of the average daily net assets in the Complex and 0.05% of the average daily net assets in the Complex in excess of $100 billion. Chase Manhattan Bank has agreed contractually through September 7, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Portfolio (excluding certain items) exceed 0.20% of its average daily net assets.


MANAGERSCHOICE PROGRAM
ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES
The following is a description of some of the other securities and investment practices of the Funds.

RESTRICTED AND ILLIQUID SECURITIES
Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS
Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES
Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investment, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are princiapl risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INTERNATIONAL EXPOSURE
Many U.S. companies in which a Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of a Fund's shares.

INITIAL PUBLIC OFFERINGS
Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

DEFENSIVE INVESTING
During unusual market conditions, each Fund may place up to 100% of its total assets in cash or quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

DERIVATIVES
Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

HIGH-YIELD BONDS
Each Fund may invest a limited portion of its total assets in high-yield bonds (frequently referred to as "junk bonds"). High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certian risks:

  * the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

  * issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

WHEN-ISSUED SECURITIES
Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

ZERO-COUPON BONDS
Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

STEP-UP COUPON BONDS
Each Fund may invest in bonds that pay a lower coupon rate for an initial period, and then increase to a higher coupon rate.

A FEW WORDS ABOUT RISK
In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

  * Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

  * Everybody's perception of reward is different; and

  * High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks.
This is often referred to as the risk premium.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

PRINCIPAL RISK FACTORS in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

PREPAYMENT RISK
Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bond holders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK
As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above
8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SPECIFIC RISK
This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors or industries and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in each Fund's Annual Report, which is available upon request.

Financial Highlights
For a share of capital stock outstanding throughout each year

MANAGERS VALUE FUND


                                                  For the year ended December 31,
                                      2001          2000          1999            1998           1997
Net Asset Value,
  Beginning of Year                 $27.73        $27.50        $30.67          $31.06         $30.49
                                    ------        ------        ------          ------         ------
Income from Investment Operations:
  Net investment income               0.09          0.17          0.30            0.41           0.67
  Net realized and unrealized gain
    on investments                    0.70          2.45          0.91            3.10           7.27

Total from investment operations      0.79          2.62          1.21            3.51           7.94
                                    ------         ------       ------          ------         ------
Less Distributions to Shareholders from:
  Net investment income              (0.08)        (0.17)        (0.29)          (0.41)         (0.69)
  Net realized gain on investments   (0.99)        (2.22)        (4.09)          (3.49)         (6.68)
                                    ------        ------        ------          ------         ------
Total distributions to shareholders  (1.07)        (2.39)        (4.38)          (3.90)         (7.37)
                                    ------        ------        ------          ------         ------
Net Asset Value, End of Year        $27.45        $27.73        $27.50          $30.67         $31.06
                                    ======        ======        ======          ======         ======
-----------------------------------------------------------------------------------------------------------
Total Return 1                        2.92%         9.80%         4.15%          11.77%         27.19%

Ratio of net expenses to average
  net assets 1                        1.25%         1.30%         1.35%           1.28%          1.32%

Ratio of total expenses to average
  net assets 1                        1.35%         1.38%         1.35%           1.32%          1.35%

Ratio of net investment income to
  average net assets                  0.43%         0.61%         0.92%           1.26%          1.97%

Portfolio turnover                     147%          153%           94%             84%            96%

Net assets at end of year
  (000's omitted)                   $63,628       $57,300       $42,471         $69,391        $64,946
------------------------------------------------------------------------------------------------------------


MANAGERS CAPITAL APPRECIATION FUND


                                                  For the year ended December 31,
                                      2001          2000          1999            1998           1997
Net Asset Value,
  Beginning of Year                 $42.79        $61.12        $33.78          $24.24         $26.34
                                    ------        ------        ------          ------         ------
Income from Investment Operations:
  Net investment loss                (0.25)        (0.42)        (0.27)          (0.23)         (0.13) 4
  Net realized and unrealized gain
  (loss) on investments             (13.25)       (13.25)        34.81           14.18           3.15

Total from investment operations    (13.50)       (13.67)        34.54           13.95           3.02
                                    ------        ------        ------          ------         ------
Less Distributions to Shareholders from:
  Net realized gain on investments     ---         (4.66)        (7.20)          (4.41)         (5.12)

Total distributions to shareholders    ---         (4.66)        (7.20)          (4.41)         (5.12)
                                    ------        ------        ------          ------         ------
Net Asset Value, End of Year        $29.29        $42.79        $61.12          $33.78         $24.24
                                    ======        ======        ======          ======         ======
-------------------------------------------------------------------------------------------------------------
Total Return 1                      (31.55)%      (22.20)%      103.02%          57.41%         12.74%

Ratio of net expenses to average
  net assets 1                        1.34%         1.23%         1.26%           1.29%          1.26%

Ratio of total expenses to average
  net assets 1                        1.40%         1.26%         1.30%           1.36%          1.32%

Ratio of net investment loss to
  average net assets                (0.75)%        (0.82)%       (0.86)%         (0.80)%        (0.45)%

Portfolio turnover                     265%           306%          200%            252%           235%

Net assets at end of year
  (000's omitted)                  $186,876       $286,515      $248,487         $88,191        $73,860
-------------------------------------------------------------------------------------------------------------

Financial Highlights
For a share of capital stock outstanding throughout each year (period)


     MANAGERS SMALL COMPANY FUND

                                   For the period ended December 31,
                                        2001          2000*

Net Asset Value,
 Beginning of Period                   $9.29          $10.00
Income from Investment Operations:     ------         ------
 Net investment loss                   (0.07)          (0.01)
 Net realized and unrealized loss
   on investments                      (1.06)          (0.70)
                                       ------          ------
Total from investment operations       (1.13)          (0.71)
                                       ------          ------
Net Asset Value, End of Period         $8.16           $9.29
                                       ======          ======
--------------------------------------------------------------------------
Total Return 1                        (12.16)%         (7.10)% 2

Ratio of net expenses to average
  net assets 1                           1.30%           1.30% 3

Ratio of total expenses to average
  net assets 1                           1.71%           1.72% 3

Ratio of net investment loss to
  average net assets                   (0.92)%          (0.45)% 3

Portfolio turnover                         95%              55% 2

Net assets at end of period
  (000's omitted)                      $26,764          $25,705
-----------------------------------------------------------------------------------
* Commencement of operations was June 19, 2000.


      MANAGERS SPECIAL EQUITY FUND

                                                  For the year ended December 31,
                                      2001          2000          1999            1998           1997
Net Asset Value,
  Beginning of Year                 $76.82        $91.42        $61.23          $61.18         $50.95
                                    ------        ------        ------          ------         ------
Income from Investment Operations:
  Net investment income (loss)       (0.18)        (0.12)        (0.29)          (0.14)          0.08

Net realized and unrealized gain
  (loss) on investments              (6.05)        (2.71)        33.30            0.26          12.29

Total from investment operations     (6.23)        (2.83)        33.01            0.12          12.37
                                    ------         ------        ------         ------         ------
Less Distributions to Shareholders from:
  Net investment income                ---           ---           ---             ---          (0.07)

  Net realized gain on investments     ---        (11.77)        (2.82)          (0.07)         (2.07)

Total distributions to shareholders    ---        (11.77)        (2.82)          (0.07)         (2.14)
                                    ------        ------        ------          ------         ------
Net Asset Value, End of Year        $70.59        $76.82        $91.42          $61.23         $61.18
                                    ======        ======        ======          ======         ======
---------------------------------------------------------------------------------------------------------
Total Return 1                      (8.07)%       (2.56)%        54.11%           0.20%         24.45%

Ratio of net expenses to average
  net assets 1                        1.29%         1.26%         1.31%           1.34%          1.35%

Ratio of total expenses to average
  net assets 1                        1.30%         1.26%         1.31%           1.34%          1.36%

Ratio of net investment income (loss)
  to average net assets             (0.27)%       (0.16)%       (0.47)%         (0.26)%          0.17%

Portfolio turnover                      62%           69%           89%             64%            49%

Net assets at end of year
  (000's omitted)                $2,295,234   $2,132,376     $1,543,150        $959,939       $719,707
--------------------------------------------------------------------------------------------------------

Financial Highlights
For a share of capital stock outstanding throughout each year (period)

        MANAGERS INTERNATIONAL EQUITY FUND


                                              For the year ended December 31,
                                  2001          2000          1999            1998           1997
Net Asset Value,
  Beginning of Year             $49.38        $58.71        $48.85          $45.58         $43.69
                                ------        ------        ------          ------         ------
Income from Investment Operations:
  Net investment income           0.20 5        0.27          0.35            0.54           0.42

Net realized and unrealized gain
 (loss) on investments          (11.72)5       (5.38)        11.96            6.06           4.27

Total from investment
 operations                     (11.52)        (5.11)        12.31            6.60           4.69
                                ------         ------        ------         ------         ------
Less Distributions to
 Shareholders from:
   Net investment income         (0.25)        (0.24)        (0.35)          (0.37)         (0.65)

Net realized gain on investments   ---         (3.98)        (2.10)          (2.96)         (2.15)

Total distributions to
 shareholders                    (0.25)        (4.22)        (2.45)          (3.33)         (2.80)
                                ------        ------        ------          ------         ------
Net Asset Value,
 End of Year                    $37.61        $49.38        $58.71          $48.85         $45.58
                                ======        ======        ======          ======         ======
-------------------------------------------------------------------------------------------------------
Total Return 1                 (23.35)%       (8.46)%        25.28%          14.54%         10.83%

Ratio of net expenses to
 average net assets 1             1.45%         1.41%         1.40%           1.41%          1.45%

Ratio of total expenses to
 average net assets 1             1.46%         1.42%         1.41%           1.42%          1.45%

Ratio of net investment income
 to average net assets            0.46% 5       0.42%         0.66%           1.05%          0.75%

Portfolio turnover                 108%           99%           43%             56%            37%

Net assets at end of year
 (000's omitted)                $560,602     $656,630      $704,209        $552,826       $386,624
-------------------------------------------------------------------------------------------------------

        MANAGERS EMERGING MARKETS EQUITY FUND


                                                 For the year ended December 31,
                                     2001          2000          1999            1998*
Net Asset Value,
  Beginning of Period               $9.63         $14.67        $7.74          $10.00
                                   ------         ------        ------         ------
Income from Investment Operations:
  Net investment income (loss)      (0.01)         (0.04)        0.03           (0.01)

Net realized and unrealized gain
 (loss) on investments              (0.04)         (3.90)        6.93           (2.25)

Total from investment operations    (0.05)         (3.94)        6.96           (2.26)
                                    ------         ------       ------          ------
Less Distributions to Shareholders from:
  Net investment income               ---            ---        (0.03)            ---

Net realized gain on investments    (0.02)         (1.10)         ---             ---

Total distributions to shareholders (0.02)         (1.10)       (0.03)            ---
                                    ------         ------      ------            ------
Net Asset Value,
  End of Period                     $9.56          $9.63       $14.67            $7.74
                                    ======         ======      ======            ======
-------------------------------------------------------------------------------------------------------
Total Return 1                     (0.57)%       (26.69)%       90.06%         (22.60)% 2

Ratio of net expenses to
  average net assets 1               1.94%          1.98%        1.85%            2.54% 3

Ratio of total expenses to
  average net assets 1               2.36%          2.48%        2.52%            3.57% 3

Ratio of net investment income
 (loss) to average net assets      (0.09)%        (0.34)%        0.37%          (0.09)% 3

Portfolio turnover                     69%            40%         119%              89% 2

Net assets at end of period
 (000's omitted)                   $15,202        $12,390      $12,434           $4,677

* Commencement of operations was February 9, 1998.
-------------------------------------------------------------------------------------------------------

Financial Highlights
For a share of capital stock outstanding throughout each year

    MANAGERS INTERMEDIATE BOND FUND


                                              For the year ended December 31,
                                  2001          2000          1999            1998           1997

Net Asset Value,
  Beginning of Year             $19.20        $18.90        $19.49          $19.51          $19.45
                                ------        ------        ------          ------          ------
Income from Investment Operations:
  Net investment income           0.98 5        1.05          1.00            1.02            1.08

Net realized and unrealized gain
 (loss) on investments            0.25 5        0.31         (0.59)           0.00            0.03

Total from investment
  operations                      1.23          1.36          0.41            1.02            1.11
                                ------        ------        ------          ------           ------
Less Distributions to Shareholders
  from:
    Net investment income        (1.02)        (1.06)        (1.00)          (1.04)          (1.05)
                                ------         ------       ------          ------           ------
Net Asset Value,
  End of Year                   $19.41         $19.20       $18.90          $19.49           $19.51
                                ======         ======       ======          ======           ======
--------------------------------------------------------------------------------------------------------
Total Return 1                    6.50%         7.40%         2.21%          5.36%            5.87%

Ratio of net expenses to
 average net assets 1             1.26%         1.26%         1.29%          1.32%            1.40%

Ratio of total expenses to
 average net assets 1             1.26%         1.26%         1.29%          1.33%              N/A

Ratio of net investment income
 to average net assets            4.90% 5       5.57%         5.20%          5.22%            5.54%

Portfolio turnover                 153%           90%           92%           115%              91%

Net assets at end of year
 (000's omitted)                $20,752       $20,690       $17,866        $18,408           $15,082
=======================================================================================================

MANAGERS BOND FUND


                                       For the year ended December 31,
                           2001          2000          1999            1998           1997
Net Asset Value,
  Beginning of Year       $21.75        $21.45        $22.19          $23.72         $22.83
                          ------        ------        ------          ------         ------
Income from Investment
  Operations:
    Net investment income   1.44          1.49          1.45            1.46           1.39
 Net realized and unrealized
 gain (loss) on investments 0.60          0.48         (0.65)          (0.69)          0.90

Total from investment
  operations                2.04          1.97          0.80            0.77           2.29
                           -----         -----         -----           -----          -----
Less Distributions to
  Shareholders from:
    Net investment income  (1.45)        (1.50)        (1.45)          (1.45)         (1.40)

Net realized gain on
  investments              (0.02)        (0.17)        (0.09)          (0.85)           ---

Total distributions to
  shareholders             (1.47)        (1.67)        (1.54)          (2.30)         (1.40)
                          ------        ------         ------         ------          ------
Net Asset Value,
  End of Year             $22.32        $21.75         $21.45         $22.19          $23.72
                          ======        ======         ======         ======          ======
---------------------------------------------------------------------------------------------
Total Return 1             9.64%         9.44%          3.66%           3.34%         10.42%

Ratio of net expenses
 to average net assets 1   1.18%         1.19%          1.25%           1.21%          1.27%

Ratio of total expenses
 to average net assets 1   1.18%         1.20%          1.26%           1.21%            N/A

Ratio of net investment income
 to average net assets     6.45%         6.91%          6.52%           6.18%          6.14%

Portfolio turnover           16%           10%            39%             55%            35%

Net assets at end of year
 (000's omitted)         $66,817       $51,383        $33,389         $42,730        $41,298
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

         MANAGERS GLOBAL BOND FUND

                                       For the year ended December 31,
                           2001          2000          1999            1998           1997

Net Asset Value,
  Beginning of Year       $18.98        $19.44        $22.38          $20.93         $21.40
                          ------        ------        ------          ------         ------
Income from Investment
  Operations:
    Net investment income   0.57 5        0.72          0.82            0.92           0.97 4

Net realized and
  unrealized gain (loss)
  on investments           (1.33) 5      (1.06)        (3.05)           3.08          (0.93)

Total from investment
  operations               (0.76)        (0.34)        (2.23)           4.00           0.04
                           ------       -------        ------          ------         ------
Less Distributions to
  Shareholders from:
    Net investment income    ---         (0.12)        (0.49)          (1.16)         (0.17)

Net realized gain on
  investments              (0.25)          ---         (0.22)          (1.39)         (0.34)
                          -------      -------        -------         -------         ------
Total distributions to
  shareholders             (0.25)        (0.12)        (0.71)          (2.55)         (0.51)
                          ------        ------        ------          ------          ------
Net Asset Value,
  End of Year             $17.97        $18.98        $19.44          $22.38          $20.93
                          ======        ======        ======          ======          ======
--------------------------------------------------------------------------------------------
Total Return 1            (4.10)%       (1.62)%      (9.97)%           19.27%          0.16%

Ratio of net expenses
  to average net assets 1   1.45%         1.47%        1.54%            1.53%          1.63%

Ratio of total expenses
  to average net assets 1   1.46%         1.50%        1.54%            1.56%            N/A

Ratio of net investment income
  to average net assets     2.87% 5       4.07%        3.77%            4.14%          4.75%

Portfolio turnover           244%          176%         171%             232%           197%

Net assets at end of year
  (000's omitted)         $19,879       $22,723      $19,073          $22,067         $17,465
---------------------------------------------------------------------------------------------


The following footnotes are reference points in the Financial Highlights for each of the Funds:

(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Funds' expenses. In addition, all the Funds have received credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has waived or reimbursed some expenses for certain Funds. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(2) Not annualized.

(3) Annualized.

(4) Calculated using the average shares outstanding during the year.

(5) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for International Equity, Intermediate Bond and Global Bond would have been 0.46%, 5.22% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

          MANAGERS MONEY MARKET FUND

                               For the fiscal year ended November 30,
                               2001         2000        1999        1998       1997

Net Asset Value,
  Beginning of Year            $ 1.000      $ 1.000     $ 1.000     $1.000     $1.000
                               -------      -------     -------     ------     ------
Income from Investment
  Operations:
    Net investment income        0.042        0.059       0.047      0.052      0.052

Less Distributions to
  Shareholders from:
    Net investment income       (0.042)      (0.059)     (0.047)    (0.052)    (0.052)
                               -------      -------     -------    -------    -------
Net Asset Value,
  End of Year                  $ 1.000      $ 1.000     $ 1.000    $ 1.000    $ 1.000
                               =======      =======     =======    =======    =======
----------------------------------------------------------------------------------------
Total Return                     4.27%        6.05%(a)    4.84%(a)   5.30%(a)   5.35%(a)

Ratio of net expenses to
  average net assets (c)         0.44%        0.49%(b)    0.48%(b)   0.50%(b)   0.40%(b)

Ratio of net investment
  income to average net assets   4.18%        5.89%       4.74%      5.17%      5.22%

Net assets at end of year
  (000's omitted)              $35,712      $66,593     $53,627    $45,282    $36,544
----------------------------------------------------------------------------------------

(a) The Total returns would have been lower had certain expenses not been reduced during the year.
(b) Absent expense waivers or reimbursement the ratio of net expenses to average net assets for the fiscal years ended November 30, 2000, 1999, 1998, and 1997 would have been 0.51%, 0.63%, 0.70%, and 0.74%, respectively.
(c) Prior to September 4, 2001, the Fund invested all of its investable assets under a "Master-Feeder" arrangement under which expenses of the Master were allocated to the Fund.

YOUR ACCOUNT
As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE PER SHARE (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. THEREFORE, A FUND'S NAV MAY BE IMPACTED ON DAYS WHEN INVESTORS MAY NOT BE ABLE TO PURCHASE OR REDEEM FUND SHARES.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS
Cash investments in the Funds must be in U.S. dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:

                                   MANAGERS FUNDS                  MANAGERSCHOICE
                             Initial       Additional         Initial       Additional
                             Investment    Investment         Investment    Investment
                             ----------    ----------         ----------    ----------
Regular Accounts             $2,000        $100               $50,000       $500
Traditional IRA               1,000         100                50,000        500
ROTH IRA                      1,000         100                50,000        500
Education Savings             1,000         100                50,000        500
  Account
SEP IRA                       1,000         100                50,000        500
SIMPLE IRA                    1,000         100                50,000        500

The Funds or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION SAVINGS ACCOUNT is an account with non-deductible contributions and tax-free growth of assets and distributions.
The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education Savings
Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE SHARES

                 Managers Funds                                      ManagersChoice
By Mail          ---------------------------------------------       ------------------------------------------------
                 To open your account, complete and sign the         To open your account, complete and sign the
                 account application and make your check             account application and make your check payable
                 payable to The Managers Funds. Mail the check       to The Managers Funds. Mail the check and
                 and account application to:                         account application to:

                 The Managers Funds                                  The Managers Funds
                 c/o BFDS, Inc.                                      c/o PFPC Brokerage Services, Inc.
                 P.O. Box 8517                                       P.O. Box 61487
                 Boston, MA 02266-8517                               King of Prussia, PA 19406-0897

                 To purchase additional shares, write a letter of    To purchase additional shares, write a letter of
                 instruction (or complete your investment stub).     instruction (or complete your investment stub).
                 Send a check and investment stub or written         Send a check and investment stub or written
                 instructions to the above address. Please include   instructions to the above address. Please
                 your account number and Fund name on your           include your account number and Portfolio name
                 check.                                              on your check.

By Telephone
                 After establishing this option on your account,     After establishing this option on your account,
                 call the Fund (800) 252-0682. The minimum           call a client service representative at (800) 358-
                 additional investment is $100.                      7668. The minimum additional investment is $500.
By Wire

                 Call the Fund at (800) 252-0682. Instruct your      Call the Fund at (800) 358-7668. Instruct your
                 bank to wire the money to State Street Bank and     bank to wire the money to Boston Safe Deposit
                 Trust Company, Boston, MA 02101; ABA                and Trust; ABA #011-001234; BFN-The Managers
                 #011000028; BFN-The Managers Funds A/C              Funds A/C 04-5810, FBO Shareholder name,
                 9905-001-5, FBO shareholder name, account           account number and Portfolio name. Please be
                 number and Fund name. Please be aware that          aware that your bank may charge you a fee for
                 your bank may charge you a fee for this service.    this service.

By Internet      If your account has already been established, see   Not available
                 our website at http://www.managersfunds.com. The
                 minimum additional investment is $100.

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

                Managers Funds                                       ManagersChoice
By Mail         -----------------------------------------------      --------------------------------------------------
                Write a letter of instruction containing:            Write a letter of instruction containing:
                  - the name of the Fund(s)                            - the name of the Portfolio(s)
                  - dollar amount or number of shares to be            - dollar amount or number of shares to be redeemed
                    redeemed                                           - your name
                  - your name                                          - your account number(s)
                  - your account number(s)                             - signature(s) of all account owners
                  - signatures of all account owners
                and mail the written instructions to The Managers    and mail the written instructions to The Managers
                Funds, c/o Boston Financial Data Services, Inc.,     Funds, c/o PFPC Brokerage Services, Inc., P.O.
                P.O. Box 8517, Boston, MA 02266-8517.                Box 61487, King of Prussia, PA 19406-0897.

By Telephone
                After establishing this option on your account, call After establishing this option on your account, call a
                the Fund at (800) 252-0682.                          client service representative at (800) 358-7668.

                Telephone redemptions are available only for         Telephone redemptions are available only for
                redemptions which are below $25,000.                 redemptions which are below $25,000 per Fund or
                                                                         $100,000 per Portfolio.
By Internet
                See our website at http://www.managersfunds.com.     Not available.

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

FOR THE MANAGERS FUNDS: Redemptions of $25,000 and over require a
SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

FOR MANAGERSCHOICE: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee.
A MEDALLION GUARANTEE is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A Guarantor Institution is a financial institution, which guarantees a signature. The financial insitution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

INVESTOR SERVICES

AUTOMATIC REINVESTMENT PLAN
Allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS
Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

AUTOMATIC WITHDRAWALS
Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25 th day of each month. If the 25 th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS
Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE
Allows you to exchange your shares of the Fund for shares of another of our Funds in any of our Fund families. There is no fee associated with the Exchange Privilege. Be sure to read the Prospectus for any Fund that you wish to exchange into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. NOTE: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

SYSTEMATIC PURCHASE PLAN
Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

MANAGERSCHOICE STATEMENT FEE
An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

SYSTEMATIC WITHDRAWAL PLAN
Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account in a ManagersChoice account.

OTHER OPERATING POLICIES
The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions. The Funds reserve the right to:

  * redeem an account if the value of the account falls below $500 due to redemptions;

  * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

  * change the minimum investment amounts;

  * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

  * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

  * refuse a purchase order for any reason;

  * refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

  * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

ACCOUNT STATEMENTS
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS
Income dividends, if any, for each of the Equity Funds, with the exception of the Value Fund, are normally declared and paid annually. Income dividends, if any, for the Value Fund are currently declared and paid quarterly. (Commencing in 2003, it is expected that the Value Fund will declare and pay income dividends annually in December). Capital gain distributions, if any, for each of the Equity Funds, with the exception of the Value Fund, are normally declared and paid annually in December. Capital gain distributions, if any, for the Value
Fund are currently declared and paid in June and December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid annually in August and December. Capital gain distributions, if any, for the Global Bond Fund are normally declared and paid in December.

TAX INFORMATION
Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All income dividends and short-term capital gain distributions are generally taxable to you as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

  * fail to provide a social security number or taxpayer identification number;

  * fail to certify that their social security number or taxpayer identification number is correct; or

  * fail to certify that they are exempt from withholding.

APPENDIX A
DESCRIPTION OF INDEXES

S&P 500 INDEX
The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2001, the range of market capitalizations for the S&P 500 Index was $430 million to $398 billion.

S&P MIDCAP 400 INDEX
The S&P MidCap 400 Index consists of 400 stocks chosen by Standard &
Poor's for market size (generally the market cap range is from $1 billion to around $5 billion), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2001, the range of market capitalizations for the S&P MidCap 400 Index was $225 million to $11 billion.

RUSSELL 2000(r) INDEX
Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000r Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion. As of December 31, 2001, the range of market capitalizations for the Russell 2000 Index was $4 million to $2.4 billion.

MSCI EAFE INDEX
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry,more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australasia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand,
Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.

MSCI EMERGING MARKETS FREE INDEX
Morgan Stanley Capital International constructs an MSCI
Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting
60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting

60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets Free)
Index includes the following emerging countries:
Argentina, Brazil Free, Chile, China Free, Colombia,
Czech Republic, Greece, Hungary, India, Indonesia
Free, Israel, Jordan, Korea, Malaysia Free,
Mexico Free, Pakistan, Peru, Philippines
Free, Poland, Russia, South Africa, Sri Lanka,
Taiwan @80%, Thailand Free, Turkey, and Venezuela.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX
The Merrill Lynch 3-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue.
The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected.

MERRILL LYNCH 6-MONTH US TREASURY BILL INDEX
The Merrill Lynch 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior
6-month auction, it is also possible for seasoned 1-Year
Bill to be selected.

SALOMON SMITH BARNEY MORTGAGE INDEX
The Salomon US Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Salomon Smith Barney Mortgage Index, a component of the USBIG Index, comprises 30-and 15-year GNMA,FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The
Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
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LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX
The Intermediate Government/Credit Index is a subset of and follows all the index rules for the Government/Credit Index. The Intermediate
Index includes securities in the intermediate maturity range (maturity from 1 up to (but not including) 10 years) of the Government/Credit Index. The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX
The Salomon Smith Barney World Government Bond Index (WGBI) includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least USD20 billion, EUR15 billion, and JPY2.5 trillion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies these criteria, it is added to the WGBI beginning with the next month's profile. With the advent of EMU, the Euro-bloc is treated as a single market and individual
EMU government debt markets are not subject to market size criteria.
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FOR MORE INFORMATION

Additional information about the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

By Telephone:       1-800-835-3879
By Mail:            The Managers Funds
                    40 Richards Avenue
                    Norwalk, CT 06854
On the Internet:    Electronic copies are available on our website at
                    http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's
Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-3752

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